IVY FUNDS

Nomura Real Estate Securities Fund (the “Fund”)
(formerly, Macquarie Real Estate Securities Fund)

Supplement to the Fund’s Summary and Statutory Prospectuses
each dated July 31, 2025, as amended

Effective April 10, 2026, the section of the Fund’s summary prospectus entitled, “Fund summary — Nomura Real Estate Securities Fund — What are the Fund’s fees and expenses?” is deleted in its entirety and is replaced with the following:

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nomura Funds (formerly, Macquarie Funds). More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		Inst.	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	[1]	1.00%	[1]	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		Inst.		R6		R		Y
Management fees	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none		0.50%		0.25%
Other expenses	0.39%		0.39%		0.39%		0.24%	[2]	0.39%		0.39%
Total annual fund operating expenses	1.54%		2.29%		1.29%		1.14%		1.79%		1.54%
Fee waivers and expense reimbursements	(0.46%)	[3]	(0.46%)	[3]	(0.46%)	[3]	(0.46%)	[3]	(0.46%)	[3]	(0.46%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.08%		1.83%		0.83%		0.68%		1.33%		1.08%

[1]
For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the Prospectus entitled “Choosing a share class.”
[3]
The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.83% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.68% of the Fund’s Class R6 shares’ average daily net assets, from April 10, 2026 through July 28, 2027. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Effective April 10, 2026, the section of the Fund’s summary prospectus entitled, “Fund summary — Nomura Real Estate Securities Fund — Example” is deleted in its entirety and is replaced with the following:
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.	R6	R	Y
1 year	$679	$186	$286	$85	$69	$135	$110
3 years	$991	$671	$671	$364	$317	$519	$441
5 years	$1,325	$1,183	$1,183	$663	$583	$927	$796
10 years	$2,267	$2,590	$2,590	$1,516	$1,345	$2,067	$1,795

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated April 10, 2026.